Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 4, 1997 included in Iron Mountain Incorporated's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in or made a part of this registration statement.


                                                    /s/ Arthur Andersen LLP

                                                    ARTHUR ANDERSEN LLP
Boston, Massachusetts
April 2, 1997